EXHIBIT 24

                               VECTREN CORPORATION
                            LIMITED POWER OF ATTORNEY
                    (To Sign and File Registration Statement)

     The undersigned director and/or officer of VECTREN CORPORATION, an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to register additional shares pursuant to the Vectren Corporation Retirement Savings Plan, does hereby appoint each of Ronald E. Christian and Jerome A. Benkert, Jr. as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 28th day of July, 2004.



                                            /s/ Niel C. Ellerbrook
---------------------------------           ------------------------------------
John M. Dunn                                Niel C. Ellerbrook


/s/ John D. Engelbrecht                      /s/ Anton H. George
----------------------------------           -----------------------------------
John D. Engelbrecht                          Anton H. George


                                             /s/ William G. Mays
----------------------------------           -----------------------------------
Robert L. Koch II                            William G. Mays


                                             /s/ Richard P. Rechter
----------------------------------           -----------------------------------
J. Timothy McGinley                          Richard P. Rechter


/s/ Ronald G. Reherman                       /s/ R. Daniel Sadlier
----------------------------------           -----------------------------------
Ronald G. Reherman                           R. Daniel Sadlier


/s/ Richard W. Shymanski                     /s/ Jean L. Wojtowicz
----------------------------------           -----------------------------------
Richard W. Shymanski                         Jean L. Wojtowicz







STATE OF INDIANA        )
                        )  SS:
COUNTY OF VANDERBURGH   )


     Before me, a notary public, in and for said County and State personally appeared John M. Dunn, Niel C. Ellerbrook, John D. Engelbrecht, Anton H. George, Robert L. Koch II, William G. Mays, J. Timothy McGinley, Richard P. Rechter, Ronald G. Reherman, R. Daniel Sadlier, Richard W. Shymanski, and Jean L. Wojtowicz, who executed the above and foregoing Limited Power of Attorney on July 28, 2004.

     Witness my hand and Notarial Seal this 28th day of July, 2004.


                                            Notary Public


My Commission Expires:                      /s/ Deborah A. Hague
8-29-08                                     --------------------
                                            Deborah A. Hague
                                            Residing in Warrick County